Exhibit 99.1

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Wachovia Pipeline Conference

December 6, 2005

Jim Ivey

Senior Vice President & Chief Financial Officer

This discussion will contain some forward-looking statements.  Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect our operations, financial performance and other factors as discussed in our filings with the Securities and Exchange Commission.

Contact:	Frank Semple, President and CEO
Jim Ivey, Senior VP and CFO
Andy Schroeder, VP Finance and Treasurer
Phone:	303.290.8700
Website:	www.markwest.com

[LOGO]

MarkWest - Two Public Companies

MarkWest Hydrocarbon, Inc.

•     Ticker — MWP (AMEX)

•      10,786,959 shares outstanding

•     Price (11/28/05) — $22.70

•      Market cap (11/14/05) — $245MM

•      Key assets:

•      2,469,496 units in MWE

•      89.3% of MWE General Partner

•      Gas and natural gas liquid marketing

Owns 21.5% of	MarkWest Energy Partners, L.P.
• Ticker — MWE (AMEX)
• 12,286,762 units outstanding
• Price (11/28/05) — $47.50
• Market cap (11/14/05) — $584MM
• Key assets:
• Northeast
• Largest gas processor in Appalachia
• Plant and pipelines — western Michigan
• Southwest
• Lateral pipelines to power plants
• 19 gathering systems
• East Texas gathering system & processing plant (under construction) acquired from ACET
• Starfish Pipeline Company
• Javelina Processing Facility

Midstream Services

Pipeline Quality Natural Gas to Utilities, Homeowners and Factories

[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	[GRAPHIC]	NGL Products

Raw Natural Gas Production	Gathering and Compression	Processing Plants	Mixed NGLs	Fractionation Facility	Propane Normal Butane Isobutane Natural Gasoline

Services provided by MarkWest Energy Partners

Business Strategy

Optimize existing assets	• Capture natural gas and crude oil production from existing and new customers • Increase throughput at minimal incremental cost

Expand operations through new construction	• Continue to expand asset base in primary areas of operation to meet the anticipated need for additional midstream services • Capture growth from drilling in East Texas and western Oklahoma

Expand operations through acquisitions

•                       Continue to pursue strategic acquisitions of assets and businesses in our existing areas of operation to leverage existing infrastructure

•                       Acquire assets outside existing areas to develop new operating areas

Secure additional long term fee-based contracts	• Provide cash flow stability over the long-term

Quality Growth Through Acquisitions

Foss Lake Gathering System

•                  Acquired December 2003

•                  167 miles of gathering pipeline

•                  Gas processing plant

•                  73 MMcf/d capacity

Hobbs Lateral Pipeline

•                  Acquired April 2004

•                  4 mile pipeline

•                  160 MMcf/d capacity

Lubbock Lateral System

•                  Acquired September 2003

•                  68 mile gas pipeline

•                  100 MMcf/d capacity

Pinnacle Gathering Systems

•                  Acquired March 2003

•                  17 gas gathering systems

•                  3 lateral gas pipelines

Carthage Gathering System

•                  Acquired July 2004

•                  185 miles of gathering pipeline

•                  78 miles of pipeline under construction

•                  350 MMcf/d capacity

•                  175 MMcf/d processing plant under construction

Javelina Company

•                  Acquired November 2005

•                  Gas processing, fractionation and transportation facilities

Michigan Crude Oil Pipeline

•                  Acquired December 2003

•                  New business segment

•                  250 mile intrastate pipeline

Michigan Natural Gas System

•                  90 mile pipeline

•                  Gas processing plant

•                  Niagaran Reef production

Appalachia

•                  5 processing plants with 352 MMcf/d capacity

•                  NGL fractionation plant

•                  136 mile NGL pipeline

•                  11 million gallon NGL storage facility

Starfish Pipeline Company

•                  Acquired March 2005

•                  Offshore gas gathering systems

•                  West Cameron dehydration

Processing Facility Description

[GRAPHIC]

•                  Acquired November 1st for $355mm plus working capital

•                  The Javelina facility gathers, treats and processes off-gas streams from six adjacent refineries:

•                  Flint Hills East / West

•                  Citgo East / West Gas

•                  Valero East / West

•                  The Javelina facility was started up in 1990 by the then existing refinery owners

•                  Design inlet gas capacity of 140 MMcf/d

•                  Residue gas is returned to Valero East / West and Flint Hills East refineries for use as fuel

•                  Pressure swing absorption unit produces 30 MMcf/d of 99.5% purity hydrogen

•                  On-site fractionation facility produces full slate of NGL products as well as ethylene and propylene

Diversified Revenue Contribution

•                  Based on 2006 forecast prices and volumes, Javelina offers a well-diversified revenue stream

Projected 2006 Revenue by Product

[CHART]

Opportunities for Expansion

•                  Enhanced Hydrogen Recovery

•                  Installation would allow for additional production of hydrogen

•                  Phase I of this project already underway

•                  Deep shortage of hydrogen in Corpus Christi area

•                  Installation cost of approximately $3-$6 million

•                  Pentane Splitter/Isomerization

•                  Installation could allow for sale of pentanes on a year-round basis at 10-12 cents per gallon higher than current prices

•                  Installation cost of approximately $6-$10 million

•                  Javelina Facility Expansion

•                  Currently operating at 125-130 MMcf/d

•                  Facility could be at current capacity (140 MMcf/d) with planned expansion of Flint Hills West

•                  Expansion to 190-200 MMcf/d could be installed for approximately $40 million

•                  Rail/Truck Loading and Storage

•                  Each product delivered via pipeline to only one refinery/buyer

•                  Rail / truck loading would allow customer base expansion and product margin improvement

•                  Installation cost of approximately $4-$8 million

Starfish Pipeline Company Facilities

[GRAPHIC]

Stingray	• 380 miles FERC regulated pipeline

• 1.2 Bcf per day pipeline capacity

• 48,750 Hp compression

Triton	• 17 miles of gathering pipelines on the shelf

• 43 mile Gunnison deepwater lateral

West Cam Dehydration	• 950 MMcf/d capacity

NGPL Leased pipeline	• 32 miles onshore/offshore pipeline

East Texas System Overview

[GRAPHIC]

•                  Competitive advantages and characteristics of our system:

•                  Constructed in last 10 years

•                  Low pressure, fuel efficient and more reliable

•                  Lower system losses

•                  System Capacity – 350 Mcf/d

•                  Current Throughput – 325 M

Gathering System

•                  Pipeline

•                  Existing – 230 miles

•                  Centralized compressor stations

•                  Existing – 90,000 HP

Gas Processing Plant

•                  200 MMcf/d capacity facility on line 1/1/06

Diversified Projected Cash Flows

2006 Pro Forma Gross Margin of $215 million	2006 Pro Forma Gross Margin of $215 million

[CHART]	[CHART]

2006 Pro Forma Operating Income of $154 million

[CHART]

MWE Capital Spending

	Planned	Preliminary
($ in thousands)	2005	2006
East Texas	$47,900	$10,000
Appleby	12,000	15,000
Oklahoma	10,000	15,000
Javelina	—	19,000
Starfish	—	6,000
Other	$2,100	$1,000

Total	$72,000	$66,000

MWE Capital Structure

	As of
($ in thousands)	12/31/04	As of 9/30/05
Total debt	$225,000	$310,500
Total partners’ capital	241,142	220,416
Total capitalization	$466,142	$530,916

Debt / Total Capitalization	48.3%	58.5%

Pro Forma Capitalization – At Closing of Acquisition

		Pro Forma Post
		Closing of
	9/30/05	Javelina
($ in millions)	MarkWest	Acquisition
Revolver		$12.0
Existing Bank Debt	$85.5	—
Term Loan		375.0
First Lien Debt	$85.5	$387.0
High Yield	225.0	225.0
Total Debt	$310.5	$612.0

Equity	220.4	303.2
Total Capitalization	$530.9	$915.2
Credit Statistics:
Senior Debt / LTM EBITDA (1)		3.6	x
Total Debt / LTM EBITDA (1)		5.8	x
Total Debt / Total Capitalization		66.9%

(1) Pro forma LTM 6/31/05 EBITDA		$106.3

MWE Distribution Coverage

			YTD
($ in millions)			9/30/05
Net income			$5,538

Plus:
Depreciation and amortization			20,097
Amortization of deferred finacing costs			1,468
Non-cash compensation expense			3,188
Starfish and Other			1,678
Less:
Sustaining capital expenditures			(1,322)
Distributable cash flow (DCF)			$30,647

Actual distributions paid			$29,675

DCF / Actual distribution coverage ratio	1.03	x

Non-recurring expenses			$5,100

Proforma distribution coverage ratio	1.20	x

Sources and Uses – Acquisition Financing

Sources and Uses - Javelina Closing plus One Week

($ in millions)

Sources

12-month Revolving Credit	$12.0
12-month Term Loan	375.0
Private Equity	74.0
TOTAL SOURCES	$461.0

Uses

Acquisition price (incl. W/C)	$386.0
Refinance existing Bank Debt	75.0

TOTAL USES	$461.0

Outlook for 2006

•                  Carthage plant online 1/1/06

•                  Starfish back in full operation 4th Qtr. 2005/1st Qtr. 2006

•                  Alps system back in full operation 4th Qtr. 2005

•                  Javelina operating in strong price environment

•                  Hedging program fully in place 4th Qtr. 2005

•                  System growth for Oklahoma and Appleby 3rd Qtr. 2006

•                  Appalachia opportunities around Chesapeake acquisition of CNR

Q&A
Wachovia Pipeline Conference

December 2005